SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                     FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 22, 1996
                 Date of Report (Date of earliest event reported)


                                   MATTEL, INC.
              (Exact name of registrant as specified in its charter)


                DELAWARE                  001-05647         95-1567322
      (State or other jurisdiction       (Commission       (IRS Employer
            of incorporation)           File Number)    Identification No.)

        333 CONTINENTAL BOULEVARD
         EL SEGUNDO, CALIFORNIA                     90245-5012
     (Address of principal executive offices)       (Zip Code)


     Registrant's Telephone Number, including area code:  (310) 252-2000







         ITEM 5.  OTHER EVENTS

                   On November 22, 1996, Mattel, Inc., Truck Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Mattel ("Sub"), and Tyco Toys, Inc. executed an Amendment to Agreement and Plan of Merger, dated as of November 22, 1996 (the "Amendment Agreement"), amending the terms of the Agreement and Plan of Merger, dated as of November 17, 1996, by and among Mattel, Sub and Tyco. The Amendment Agreement is attached hereto as Exhibit 1 and its terms are incorporated herein by reference in their entirety.
















































         Item 7.   Financial Statements and Exhibits

              (a)  Financial statements of businesses acquired:  None

              (b)  Pro forma financial information:  None

              (c)  Exhibits:

                   1. Amendment to Agreement and Plan of Merger, dated as of November 22, 1996, by and among Mattel, Inc., Truck Acquisition Corp., and Tyco Toys, Inc.
















































                                    SIGNATURES



                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MATTEL, INC.




                                  By:/s/ Robert Normile
                                     Name:  Robert Normile
                                     Title: Vice President and
                                             Assistant General
                                             Counsel



         Date:  November 22, 1996



































                                   EXHIBIT INDEX



         Exhibit                                                Sequential
           No.              Description                         Page Number

           1. Amendment to Agreement and Plan of Merger, dated as of November 22, 1996, by and among Mattel, Inc., Truck Acquisition Corp., and Tyco Toys, Inc..........................









































                                       -5-